UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2025

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Third Floor

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 3, 2025, Solid Biosciences Inc. (the “Company”) announced its financial results for the third quarter ended September 30, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On November 3, 2025, the Company announced positive new interim data from its Phase 1/2 INSPIRE DUCHENNE clinical trial. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on November 3, 2025, the Company made available an updated corporate presentation on its website. The corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information provided under Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On November 3, 2025, the Company announced positive new interim data from its Phase 1/2 INSPIRE DUCHENNE clinical trial, a Phase 1/2 first-in-human, open-label, single-dose, multicenter trial designed to evaluate the safety, tolerability and efficacy of SGT-003 in pediatric participants with Duchenne muscular dystrophy at a dose level of 1E14vg/kg. SGT-003 is administered as a one-time intravenous infusion, and a regulatory update.

INSPIRE DUCHENNE

Interim Clinical Data Update

The interim clinical data is reported as of a September 29, 2025 data cutoff date, with additional safety data reported as of October 31, 2025. As of October 31, 2025, 23 participants have been dosed in the trial. Enrollment in INSPIRE DUCHENNE is ongoing at 15 clinical trial sites across the United States, Canada, Italy and the United Kingdom. The Company expects to dose a total of 30 participants by early 2026.

Statistical correlations, as measured by the Pearson correlation coefficient, were observed between Day 90 SGT-003 microdystrophin therapy and reconstitution of key components of the dystrophin-associated protein complex (“DAPC”), including beta-sarcoglycan and neuronal nitric oxide synthase (“nNOS”). Beta-sarcoglycan is a critical component of the dystrophin associated / sarcoglycan complex that is highly expressed in cardiac and skeletal muscle and plays a crucial role in maintaining muscle integrity. Myopathy and cardiomyopathy are observed in diseases in which the sarcoglycan complex is absent. nNOS plays an important role in protecting cardiac and skeletal muscle by improving vasodilation and reducing functional ischemia and muscle breakdown. The Company’s microdystrophin construct is the only microdystrophin gene therapy, approved or investigational, that contains the R16/R17 binding domain, which localizes nNOS to the muscle membrane.

Strong correlations were also observed between SGT-003 microdystrophin therapy and improvements in several biomarkers of muscle integrity, including serum creatine kinase (“CK”), lactate dehydrogenase (“LDH”), aspartate aminotransferase (“AST”) and embryonic myosin heavy chain (“eMHC”), suggesting a coordinated downstream effect of treatment with SGT-003.

Correlation of SGT-003 Microdystrophin Levels with Biomarker % Increase from Baseline (N=10)	Pearson Correlation*
Day 90 SGT-003 microdystrophin positive fibers and beta-sarcoglycan positive fibers	0.95
Day 90 SGT-003 microdystrophin positive fibers and nNOS activity	0.95

Correlation of SGT-003 Microdystrophin Levels with Biomarker % Decrease from Baseline (N=7 unless noted)	Pearson Correlation**
Day 90 SGT-003 microdystrophin expression (mass spectrometry) and Day 180 CK	-0.78
Day 90 SGT-003 microdystrophin expression (western blot) and Day 180 CK	-0.71
Day 90 SGT-003 microdystrophin positive fibers (immunofluorescence) and Day 180 CK	-0.54
Day 90 SGT-003 microdystrophin expression (western blot) and Day 180 LDH	-0.71
Day 90 SGT-003 microdystrophin expression (mass spectrometry) and Day 180 LDH	-0.55
Day 90 SGT-003 microdystrophin expression (western blot) and Day 180 AST	-0.54
Day 90 SGT-003 microdystrophin positive fibers and embryonic myosin heavy chain (eMHC) positive fibers (N=10)	-0.51

* A score of 1 indicates a perfect, positive linear relationship; ** A score of -1 indicates a perfect, negative linear relationship; Larger absolute values indicate stronger correlations.

SGT-003, utilizing the Company’s proprietary, rationally designed capsid, AAV-SLB101, has demonstrated strong transduction, achieving a mean of 13 vector copies per nucleus (N=10) at Day 90, along with meaningful restoration of biologic correlates across several measures of microdystrophin, components of the DAPC, and multiple biomarkers of muscle integrity and preservation.

In the 10 participants (aged 5-10) whose Day 90 biopsies were evaluated as of the September 29, 2025 data cutoff date, the Company observed mean microdystrophin expression of 58%, as measured by both western blot and mass spectrometry, and mean microdystrophin positive fibers of 51%, as measured by immunofluorescence. Furthermore, in each of those 10 participants, the Company observed properly localized and restored beta-sarcoglycan positive fibers at the mean 50% level as measured by immunofluorescence and nNOS activity-positive fibers (a less sensitive activity assay) at the mean 26% level.

Available Day 360 biopsy data from 2 participants (aged 5) as of September 29, 2025, demonstrated encouraging and durable transduction, achieving a mean of 12 vector copies per nucleus, as well as robust mean microdystrophin expression of 107%, as measured by western blot, and 100%, as measured by mass spectrometry, mean microdystrophin positive fibers of 67% and mean beta-sarcoglycan positive fibers of 70%, both measured by immunofluorescence, and mean nNOS activity-positive fibers of 36%.

Additionally, a mean 49% reduction in percent eMHC positive fibers, a histologic marker of muscle regeneration and disease progression, was observed at Day 90 (N=10). As muscle fibers deteriorate, muscle stem cells are activated to repair and replace damaged muscle fibers; during this process, new muscle fibers transiently express eMHC. In Duchenne, this stem cell-mediated repair process is futile because muscle fibers that are developed from stem cells lack dystrophin and therefore will be dystrophic. Consequently, the presence of eMHC positive fibers is an informative biomarker of disease progression, signaling constant muscle injury, breakdown and deterioration. A treatment-mediated decrease in eMHC is a favorable observation, and in combination with other markers of reduced muscle injury, suggests overall muscle preservation.

Favorable reductions across a range of biomarkers of muscle injury and breakdown were observed through both Day 90 and Day 360:

Serum Biomarkers	Day 90 Mean Reductions (N=14 unless noted)	Day 360 Mean Reductions (N=3 unless noted)
Serum creatine kinase (CK)	34%	42%
Serum alanine transaminase (ALT)	41%	29%
Serum aspartate aminotransferase (AST)	25%	40%
Serum lactate dehydrogenase (LDH)*	42%	46%
Serum titin**	22%	25%

*  N=12 participant samples available at Day 90 for LDH (two samples hemolyzed);

** N=11 participant samples available at Day 90 and N=2 samples available at Day 360 for titin, which was batch-analyzed at an earlier cutoff date.

Interim Cardiac Monitoring

Mean cardiac function trended into normal left ventricular ejection fraction (“LVEF”) ranges (60-69%) for all SGT-003-treated participants who reached the Day 180 follow-up timepoint (N=8) as of the September 29, 2025, data cutoff date. Though cardiac injury biomarkers and cardiac imaging were collected primarily for safety analysis, early data may indicate a potential for benefit through reduction in troponin I (“cTnI”) and increased systolic function as measured by LVEF by echocardiography. Observed increases in systolic function as measured by LVEF appeared to have been driven largely by participants with low to low-normal systolic function at baseline.

Mean reductions from baseline in serum cTnI of 31% at Day 90 (N=14) and 70% at Day 360 (N=3) were observed with reductions driven by participants who entered the trial with elevated baseline cTnI levels. cTnI is an important marker that can be predictive of severe cardiac disease in neuromuscular diagnoses.

Interim Safety Update

SGT-003 has been generally well tolerated in the 23 participants dosed as of October 31, 2025. Steroids alone were utilized as the prophylactic immunomodulation regimen. Signals of asymptomatic and self-resolving platelet declines and thrombocytopenia observed in early participants in the trial have been ameliorated in subsequent participants.

As of October 31, 2025, there was one treatment-related serious adverse event (“SAE”) reported in the INSPIRE DUCHENNE trial. This SAE was identified as a Grade 3 immune-mediated myositis which, importantly, was not associated with muscle pain or weakness, and occurred in a participant who had a large deletion in a region coded for by SGT-003’s microdystrophin. The participant promptly responded to steroid treatment with all clinical symptoms noted at presentation resolving and with muscle biomarkers, including CK, declining well below baseline levels. This SAE was reviewed by the trial data and safety monitoring board with the recommendation to continue dosing without interruption.

As of October 31, 2025, the most common treatment related adverse events (n=23) included nausea (73.9%), vomiting (69.6%), decreased appetite (47.8%), thrombocytopenia /platelet count decreased (47.8%), and headache (26.1%).

In Duchenne, transaminase elevations are the result of ongoing muscle injury as opposed to liver injury. Therapeutic interventions that lead to reductions in transaminases therefore indicate muscle protection in the setting of an avoidance of demonstrable liver injury, especially when more specific liver injury markers remain stable. As of the September 29, 2025, data cutoff date, the Company observed a mean alanine transaminase (“ALT”) reduction of 41% (N=14), a mean AST reduction of 25% (N=14) and stable mean gamma-glutamyl transferase levels through Day 90 (N=14). Mean reductions of 40% AST and 29% ALT were observed in the three participants who reached the Day 360 follow-up. There have been no cases of drug-induced liver injury (DILI) observed as of October 31, 2025 (N=23).

SGT-003 Regulatory Update

The Company plans to meet with the U.S. Food and Drug Administration (the “FDA”) in the first half of 2026 to discuss potential registrational pathways, including accelerated approval pathways, for SGT-003. The Company continues to dose participants in the INSPIRE DUCHENNE trial in the interim, with additional participant safety, clinical activity and functional data expected to enable a more robust discussion with the FDA.

Critically, the Company believes it has aligned with the FDA on SGT-003’s potency assay strategy and will continue additional commercial-readiness CMC activities, with its process performance qualification manufacturing batches expected to be completed in 2026.

IMPACT DUCHENNE

In October 2025, the Company activated the first clinical trial site and began participant screening for IMPACT DUCHENNE, a Phase 3 randomized, double-blind, placebo-controlled clinical trial assessing SGT-003. IMPACT DUCHENNE will be conducted in pediatric participants outside of the United States and was designed to support potential ex-U.S. regulatory authorizations. The Company has received regulatory approvals to conduct IMPACT DUCHENNE in both Canada and Australia, and the Company plans to expand the trial into additional countries, subject to receipt of regulatory approvals.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding future expectations, plans and prospects for the Company; the ability to successfully achieve and execute on the company’s goals, priorities and key clinical and preclinical milestones; strategies and expectations for the Company’s SGT-003, SGT-212, SGT-501 and SGT-601 programs; expectations for site activations, planned enrollment, planned regulatory interactions and the potential approval pathways for SGT-003; plans for enrollment in the clinical trial of SGT-212; timing of planned clinical trial of SGT-501; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to advance SGT-003, SGT-212, SGT-501, SGT-601 and other preclinical programs and capsid libraries on the timelines expected or at all; obtain and maintain necessary approvals and designations from the FDA and other regulatory authorities; replicate in clinical trials positive results found in preclinical studies and early-stage clinical trials of the Company’s product candidates; obtain, maintain or protect intellectual property rights related to its product candidates; compete successfully with other companies that are seeking to develop Duchenne, Friedreich’s ataxia and other neuromuscular and cardiac treatments and gene therapies; manage expenses; raise the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003, SGT-212, SGT-501, SGT-601 and other candidates; and achieve its other business objectives and continue as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission, and other filings that the Company may make with the Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 3, 2025

99.2	Solid Biosciences Inc. Presentation November 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: November 3, 2025	By:	/s/ Alexander Cumbo
	Name:	Alexander Cumbo
	Title:	Chief Executive Officer